NOTES PAYABLE AND PROMISSORY NOTES	9 Months Ended
Sep. 30, 2021
Debt Disclosure [Abstract]
NOTES PAYABLE AND PROMISSORY NOTES

NOTE 4 – NOTES PAYABLE AND PROMISSORY NOTES

Notes Payable

In December 2020, the Company entered into a financing arrangement for $75,702 with an interest rate of 8.64% for a vehicle. The Company will make monthly payments of $1,211 over 72 months. In April 2021, the Company entered into a financing arrangement for $30,942 with an interest rate of 7.64% for a vehicle. The Company will make monthly payments of $753 over 48 months.

The following table provides the maturities of these notes payable as of September 30, 2021:

Remainder of 2021	$5,921
2022	23,685
2023	23,685
2024	23,685
2025	17,664
2026 and thereafter	14,654
Total future payments	109,294
Less: Interest	(18,638)
Total notes payable	90,656
Less current portion	(17,438)
Long-term notes payable	$73,218

Promissory Notes

On September 10, 2021, the Company entered into an agreement with two lenders to issue 6% promissory notes of $2.0 million. The promissory notes bore interest at 6% and are due at the earlier of one year from issuance or immediately upon completion of an initial public offering of the Company’s common stock. The Company also agreed to issue 266,664 shares of common stock to the lenders. Proceeds of $800,000 received from the promissory note are recorded as shareholders’ equity based on the allocation of the proceeds between the promissory note and shares of common stock issued. In addition, total issuance costs of $161,000 were allocated to the promissory note and shareholders’ equity of $96,000 and $65,000, respectively. The promissory notes were repaid on October 8, 2021, with the proceeds received from the Company’s initial public offering in the amount of $2,007,333, which includes interest due for the period the promissory notes were outstanding (see Note 11).